Supplement to Prospectus
HC Strategic Shares
Dated November 2, 2009 for
HC Capital Trust
The date of this Supplement is April 9, 2010
THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT FILED ON MARCH 31, 2010
The Intermediate Term Municipal Bond Portfolio: Effective immediately the Intermediate Term Municipal Bond Portfolio benchmark will be changed from the Barclays Municipal 5-Year General Obligations Index (“Barclays Municipal 5-Year G.O. Index) to the Barclays Municipal 3-15 Year Blend Index. The reason for the changes is that the Barclays Municipal 5-Year G.O. Index lacks broad sector diversification, is highly concentrated in yield curve exposure and holds only general obligation bonds, which represent approximately 30% of the overall sector allocation of the municipal market, without representation of other key sectors such as revenue and prerefunded bonds in which the Portfolio invests. The “bulleted” nature of the Barclays Municipal 5-Year G.O. Index also leads to a high maturity concentration of bonds within the range of 4 to 6 years. These high sector and curve concentrations do not fully reflect the opportunity set that the municipal market offers or that the Specialist Manager may pursue. The Barclays Municipal 3-15 Year Blend Index offers greater sector and yield curve diversification. With this index, sector diversification includes general obligation, prerefunded and revenue bonds, and yield curve exposure represents bonds maturing from 2 to 17 years.
     1. The following replaces the “Performance” section, found on page 32 of the Prospectus:
Performance. The chart and table below show how The Intermediate Term Municipal Bond Portfolio has performed, and how its performance has varied from year to year. The bar chart shows returns on a before-tax basis and gives some indication of risk by showing changes in the Portfolio’s yearly performance for each of the last ten full calendar years. The table accompanying the bar chart compares the Portfolio’s performance over time on a before and after-tax basis to that of the Barclays Capital Municipal Index 3-15 Year Blend and the Barclays Capital 5-Year General Obligations Index (formerly Lehman Brothers 5-Year General Obligations Index) (“Barclays Capital 5-Year G.O. Index”). All of the information below — the bar chart, tables and example — assumes the reinvestment of all dividends and distributions in shares of the Portfolio. Of course, past performance, before and after taxes, does not indicate how the Portfolio will perform in the future.
     2. The following replaces the “Average Annual Total Returns” table, found on page 32 of the Prospectus:
Average Annual Total Returns
(for the periods ending 12/31/08)

	One	Five	Ten
	Year	Years	Years
The Intermediate Term Municipal Bond Portfolio

- Before Taxes	-4.80%	1.67%	3.33%
- After Taxes on Distributions	-4.98%	1.53%	3.26%
- After Taxes on Distributions and Sale of Portfolio Shares	-1.81%	1.94%	3.44%
Barclays Capital Municipal Index 3-15 Year Blend*	2.27%	3.38%	4.60%
Barclays Capital 5-Year G.O. Index	5.77%	3.65%	4.56%

*	Effective April 9, 2010, the Fund transitioned its benchmark from the Barclays Capital 5-Year General Obligations Index to Barclays Capital Municipal Index 3-15 Year Blend.
The Small Capitalization Equity Portfolio: (From the Supplement dated March 31, 2010) Effective March 26, 2010, the investment advisory relationship between the Trust and Mellon Capital Management Corporation with respect to The Small Capitalization Equity Portfolio has been terminated. Each of Frontier Capital Management Company LLC, IronBridge Capital Management LP, Pzena Investment Management, LLC, Sterling Johnston Capital Management, L.P. and SSgA Funds Management, Inc. continues to provide investment advisory services to the Portfolio.
Supplement to Prospectus for HC Capital Trust

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
Supplement to Prospectus for HC Capital Trust